UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):  August 20, 2009

aVINCI MEDIA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-17288	75-2193593
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
11781 South Lone Peak Parkway, Suite 270

Draper, UT 84020
(Address of principal executive offices) (Zip Code)

   801- 495-5700
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements ofCertainOfficers.

Director Resignation

Tod M. Turley resigned from the Board of Directors of aVinci Media Corporation (the “Company”) effective as of August 20, 2009.  Mr. Turley was originally appointed to the board or managers of aVinci Media, LC, the Company’s operating company, and then to the Company’s Board of Directors at the time of its merger with aVinci Media, LC.  The Company will seek qualified individuals to serve on its Board of Directors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

aVINCI MEDIA CORPORATION:
(Registrant)

Date: August 26, 2009	By:	/s/ Chett B. Paulsen
CHETT B. PAULSEN
Chief Executive Officer/President